BMT

BRYN MAWR TRUST

THE PROVEN CHOICE

Bryn Mawr Bank Corporation 1889-2015
NASDAQ: BMTC
1st Quarter 2015 Update


THE BRYN MAWR TRUST COMPANY
THE
BRYN MAWR
TRUST
COMPANY

Safe Harbor

- This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

- Please see the section titled Safe Harbor beginning on slide 34 for more information regarding these types of statements.

- The information contained in this presentation is correct only as of June 1, 2015. Our business, financial condition, results of operations and prospects may have changed since that date, and we do not undertake to update such information.

Bryn Mawr Bank Corporation Profile

- Founded in 1889
  - 126 years offering banking and wealth services
- A unique business model
  - Traditional commercial bank ($2.9 billion)
  - Wealth management company ($7.8 billion)
- Smooth CEO transition completed
- Largest community bank in Philadelphia's western suburbs
- Located in demographically attractive geography

Year-to-Date 2015 Highlights

- Continental Bank Holdings, Inc. (CBH) acquisition closed on January 1, 2015
  - $426 million in loans, $482 million in deposits
  - 9 new full-service branches
- Acquired Robert J. McAllister Agency, Inc. in April 2015
  - Insurance agency located in Rosemont, PA
- Dividend of $0.19 per share declared on April 30, 2015

Southeast PA / DE Branch Footprint



Pennsylvania
Hershey
Montgomery
Trenton
Chester
Philadelphia
Delaware
Philadelphia
New Castle
Wilmington
Maryland
New Jersey
Branches (36)
Wealth (4)

- 28 Full-Service Branch Locations
- 8 Limited-Hour Retirement Community Branch Locations
- 4 Wealth Management Offices
  - Bryn Mawr, PA
  - Devon, PA
  - Hershey, PA
  - Wilmington, DE


BMT
Bryn Mawr Trust

Strategic Plan

Growth Strategies

1. Concentrate on core product solutions and broaden the scope
2. High performance relationship based sales
3. Invest in foundational strength to support growth
4. Build out the core franchise and target high potential markets
5. Leverage the strength of our brand
6. Human resources as a strategic advantage
7. Strategic acquisitions and lift outs of high performing teams

High Performance Relationships Sales Teams

- Relationship based vs. transactional
- Private Banking as the gateway to cross selling and servicing
- Focus on Share of wallet
- Overlapping needs across segments
- Common base of solutions and services



Wealth Clients
Private Banking
Business Clients
Consumers

High Performance Relationship Based Sales

- Primary Relationships Manager defined by primary need
- Surround client with teams of proven subject matter experts
- Serviced by a multi channel distributions system


Loan Specialists
Insurance Specialist
Trust and Estates Specialist
Client
Investment Specialist
Mortgage Specialist
Deposit and Cash Management Specialists

Foundational Strength Supports Strategy


Operational Excellence
Superior Risk Management Discipline
Efficient Technology Enabled Infrastructure

Build Out the Core Franchise and Target High Potential Markets

- Key Counties in Southeastern Pennsylvania, Delaware and New Jersey

TARGET SEGMENTS
Small Business
Middle Market
Entrepreneurs
Professionals
Non Profits
Affluent
Wealthy Individuals
Wealth Families



Berks
Bucks
Montgomery
Mercer
Chester
Philadelphia
Delaware
Burlington
Gloucester
Camden
New Castle
Salem
Kent
Expansion Markets
Continue to Build Share

Leverage the Strength of Our Brand

- Access to decision makers
- High touch service culture
- Financial Stability
- Proven expertise on staff
- Proven product and solution depth

Human Resources as a Strategic Advantage

Organizational Design Structure follows Strategy		
Sales	Service	Efficiency

↓

Talent Management		
Sales	Process	Succession

↓

Total Rewards		
Sales	Service	Growth and Retention

Acquisition Strategy

- Expand geography
- Broaden the product line
- Expand our client base


Wealth Management Companies
Advisory and Planning Services
Organic Growth
Small to Mid Sized Banks
Insurance Firms

- Open new markets
- Grow share
- Expand our client base

Growth Strategies: Mortgage Originations


Mortgage Loans Originated ($ in thousands)
Net Gain on Sale of Residential Mortgage Loans ($ in thousands)
$50,000
$40,000
$30,000
$20,000
$10,000
$-
$1,200
$900
$600
$300
$-
$17,892
$39,575
$29,861
$29,929
$35,728
$324
$537
$440
$471
$808
1st Qtr '14
2nd Qtr '14
3rd Qtr '14
4th Qtr '14
1st Qtr '15



Financial Review


Net Income & Diluted Earnings Per Share (DEPS)
Excluding Due Diligence and Merger Related Expenses (Non-GAAP measures)*
Net Income ($ in thousands)
DEPS
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$6,861
$7,849
$7,010
$7,666
$9,120
$0.50
$0.57
$0.51
$0.55
$0.51
1st Qtr '14
2nd Qtr '14
3rd Qtr '14
4th Qtr '14
1st Qtr '15

*See Non-GAAP measure disclosure on slide 35

Balance Sheet ($ in millions)



Deposits
Loans
Assets
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$1,382
$1,295
$1,773
$1,635
$1,399
$2,036
$1,591
$1,547
$2,062
$1,688
$1,652
$2,247
$2,241
$2,089
$2,943
12/31/2011
12/31/2012
12/31/2013
12/31/2014
3/31/2015

Deposit Composition ($ in millions)


$2,400
$2,000
$1,600
$1,200
$800
$400
$-
$1,382
$1,635
$1,591
$1,688
$2,241

	12/31/2011	12/31/2012	12/31/2013	12/31/2014	3/31/2015
Total deposits	$1,382	$1,635	$1,591	$1,688	$2,241
Wholesale non-maturity	$65	$45	$43	$67	$70
Wholesale time	$24	$12	$34	$74	$73
Savings	$131	$129	$135	$139	$185
Time	$209	$219	$141	$118	$264
Interest-bearing checking	$233	$270	$267	$277	$350
Non-interest bearing	$326	$400	$427	$447	$582
Money market	$394	$560	$544	$566	$717

Select Ratios (annualized)

For The Three Months Ended	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
ROAA(1)	1.32%	1.45%	1.21%	1.28%	1.04%
ROAE(2)	11.71%	12.80%	10.58%	11.23%	8.19%
ROATE(3)	15.10%	16.31%	13.35%	14.71%	12.31%

Excluding Due Diligence and Merger Related Expenses*

For The Three Months Ended	March 31, 2014	June 30, 2014	September 30, 2014	December 31, 2014	March 31, 2015
ROAA(1)	1.36%	1.50%	1.31%	1.39%	1.27%
ROAE(2)	12.01%	13.21%	11.40%	12.22%	9.97%
ROATE(3)	15.48%	16.84%	14.39%	16.01%	14.98%

(1) Return on Average Assets
(2) Return on Average Equity
(3) Return on Average Tangible Equity

See Non-GAAP measure disclosure on slide 36



Credit Review

Portfolio Loans & Lease Composition ($ in millions)


$2,400
$2,000
$1,600
$1,200
$800
$400
$-
$1,295
$1,399
$1,547
$1,652
$2,089

	12/31/2011	12/31/2012	12/31/2013	12/31/2014	3/31/2015
Total portfolio loans & leases	$1,295	$1,399	$1,547	$1,652	$2,089
Consumer	$11	$18	$17	$18	$20
Leases	$30	$33	$40	$47	$49
Construction	$53	$27	$46	$66	$81
Home equity lines & loans	$208	$195	$190	$182	$209
Residential mortgages	$307	$288	$300	$313	$379
Commercial & industrial	$267	$292	$329	$336	$458
Commercial mortgages	$419	$546	$625	$690	$893

Asset Quality Data



1.00%
0.75%
0.50%
0.25%
0.00%
Nonperforming loans & leases as a % of total portfolio loans & leases
Net loan & lease charge-offs as a % of average loans & leases (annualized)
Delinquency rate - Performing & nonperforming loans & leases 30-89 days past due
0.65%
0.52%
0.51%
0.61%
0.44%
0.13%
0.12%
0.23%
0.05%
0.11%
0.10%
0.17%
0.13%
0.16%
0.16%
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015


ONE CHOCOLATE
BMT
Bryn Mawr Trust
Wealth Management Division

Wealth & Insurance Divisions Review


Wealth Assets Under Management, Administration, Supervision and Brokerage (AUM) and Wealth Revenue
AUM ($ in millions)
Revenue ($ in thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$75,000
$60,000
$45,000
$30,000
$15,000
$-
$3,413
$4,832
$6,663
$7,700
$7,816
$21,669
$29,798
$35,184
$36,774
$9,105
Full Year 2011
Full Year 2012
Full Year 2013
Full Year 2014
1st Qtr 2015

Insurance Commissions



Insurance Revenues ($ in thousands)
% Change
$1,500
$1,200
$900
$600
$300
$-
150.0%
120.0%
90.0%
60.0%
30.0%
0.0%
$403
$444
$651
$1,210
$1,021
10.2%
46.6%
85.9%
Full Year 2011
Full Year 2012
Full Year 2013
Full Year 2014
1st Qtr 2015

BMT BRYN MAWR TRUST

THE PROVEN CHOICE


Wealth Management Fees & Insurance Commissions vs. Net interest Income ($ in thousands)
Fees for wealth management services & insurance commissions
Net interest Income
$80,000
$60,000
$40,000
$20,000
$0
23%
$22,072
$62,901
28%
$30,242
$64,735
30%
$35,835
$72,990
31%
$37,984
$76,828
26%
$10,126
$24,795
Full Year 2011
Full Year 2012
Full Year 2013
Full Year 2014
1st Qtr 2015

Note: Percentages represent wealth management fees and insurance commissions as a percentage of total revenue



Investment Considerations

Investment Considerations

- Insider ownership 3.4%
- Executive management compensation tied to profit and growth metrics
- Proven acquirer since 2008 - successfully integrated
  - Three bank acquisitions
  - Three wealth acquisitions
  - Two insurance brokerage acquisitions
- Proven record of profitability and growth
- Consecutive quarterly dividends paid to shareholders since 1993

Dividend Per Share and Dividend Yield



Dividend Per Share
Dividend Yield
$1.00
$0.80
$0.60
$0.40
$0.20
$-
7.5%
5.0%
2.5%
0.0%
Consecutive quarterly dividends paid to shareholders since 1993
$0.60
$0.64
$0.69
$0.74
$0.19
3.1%
2.9%
2.3%
2.4%
Full Year 2011
Full Year 2012
Full Year 2013
Full Year 2014
1st Qtr 2015


BMTC vs. NASDAQ Bank Index vs. KBW Bank Index: 5-Year Total Return
BMTC
NASDAQ Bank Index
KBW Bank Index
150.00%
125.00%
100.00%
75.00%
50.00%
25.00%
0.00%
2010
2011
2012
2013
2014
19.35%
20.19%
14.01%
37.41%
13.91%
2.08%
61.52%
28.95%
21.01%
123.89%
88.66%
71.00%
137.69%
93.00%
79.23%


THE BRYN MAWR TRUST COMPANY

Frank Leto
President & CEO
610-581-4730
fleto@bmtc.com

Joseph Keefer
Chief Lending Officer
610-581-4869
jkeefer@bmtc.com

Duncan Smith
Chief Financial Officer
610-526-2466
jdsmith@bmtc.com

Gary Madeira
EVP - Wealth
610-581-4791
gmadeira@bmtc.com

Geoff Halberstadt
Chief Risk Officer
610-581-4873
ghalberstadt@bmtc.com

Chad Fortenbaugh – Shareholder Relations – 610-581-4823 – cfortenbaugh@bmtc.com

Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding Bryn Mawr Bank Corporation (the "Corporation") that may include future plans, objectives, performance, revenues, growth, profits, operating expenses or the Corporation's underlying assumptions. The words "may", "would", "should", "could", "will", "likely", "possibly", "expect," "anticipate," "intend", "estimate", "target", "potentially", "probably", "outlook", "predict", "contemplate", "continue", "strategic", "objective", "plan", "forecast", "project" and "believe" or other similar words, phrases or concepts may identify forward-looking statements. Persons reading or present at this presentation are cautioned that such statements are only predictions, and that the Corporation's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation's control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected.

Such factors include, among others, that the integration of Continental Bank's business with the Corporation may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains, may be significantly harder to achieve or take longer than anticipated or may not be achieved, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; and other factors as described in our securities filings. All forward-looking statements and information made herein are based on management's current beliefs and assumptions as of June 1, 2015 and speak only as of that date. The Corporation does not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K, as well as any changes in risk factors that we may identify in our quarterly or other reports subsequently filed with the SEC.

This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between the Corporation and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Corporation.

The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus ("Offering Memorandum") prepared by or on behalf of the Corporation, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety. Any decision to invest in the Corporation's securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor's own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities.

No offer to purchase securities of the Corporation will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Corporation's then-current financial statements and, with respect to the subscription documentation, completed and returned to the Corporation in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of 1933, as amended, all investors must be "accredited investors" as defined in the securities laws of the United States before they can invest in the Corporation.

*Non GAAP Measure

Our management uses non-GAAP financial measures in their analysis of our performance and believes that they provide useful supplemental information that is essential to an investor's understanding of Bryn Mawr Bank Corporation's operating results. These non-GAAP financial measures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

*Reconciliation of GAAP Measures to Non-GAAP Measures

$ in thousands except per share data	1st Qtr '14	2nd Qtr '14	3rd Qtr '14	4th Qtr '14	1st Qtr '15
Net income (a GAAP measure)	$6,689	$7,604	$6,506	$7,044	$7,494
Add: Tax-effected due diligence and merger-related expenses (35% tax rate)	$172	$245	$504	$622	$1,626
Net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure)	$6,861	$7,849	$7,010	$7,666	$9,120
Adjusted weighted average dilutive shares	13,790,041	13,836,168	13,872,871	13,942,780	17,903,892
Diluted earnings per common share excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure)	$0.50	$0.57	$0.51	$0.55	$0.51

*Reconciliation of GAAP Measures to Non-GAAP Measures

ROAA ($ in thousands)	1st Qtr '14	2nd Qtr '14	3rd Qtr '14	4th Qtr '14	1st Qtr '15
Net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure)	$6,861	$7,849	$7,010	$7,666	$9,120
Average assets	$2,053,336	$2,096,491	$2,127,809	$2,182,842	$2,918,156
Return on average assets excluding due diligence and merger-related expenses (a non-GAAP measure) (annualized)	1.36%	1.50%	1.31%	1.39%	1.27%

ROAE ($ in thousands)	1st Qtr '14	2nd Qtr '14	3rd Qtr '14	4th Qtr '14	1st Qtr '15
Net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure)	$6,861	$7,849	$7,010	$7,666	$9,120
Average equity	$231,714	$238,274	$243,964	$248,935	$370,939
Return on average equity excluding due diligence and merger-related expenses (a non-GAAP measure) (annualized)	12.01%	13.21%	11.40%	12.22%	9.97%

ROATE ($ in thousands)	1st Qtr '14	2nd Qtr '14	3rd Qtr '14	4th Qtr '14	1st Qtr '15
Net income, excluding tax-effected due diligence and merger-related expenses (a non-GAAP measure)	$6,861	$7,849	$7,010	$7,666	$9,120
Average equity	$179,776	$186,972	$193,300	$190,004	$246,959
Return on average tangible equity excluding due diligence and merger-related expenses (a non-GAAP measure) (annualized)	15.48%	16.84%	14.39%	16.01%	14.98%